Exhibit 10.34

BUSINESS CONSULTING AGREEMENT made June 3rd, 2001.

BETWEEN:

      Xynergy Corporation (Hereinafter called "The Company")

AND:

      Michael Hallett, 406 - 7361 Halifax St., Vancouver, British Columbia Canada V5A4H3 (Hereinafter called "The Consultant")

WHEREAS the Corporation wishes to engage the Consultant to provide the consulting services on the terms set out herein;

AND WHEREAS the Consultant wishes to accept this engagement by the Corporation.

NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, the parties agree as follows:

1.    DEFINITIONS

      In this Agreement, in any amendments hereto and in all schedules hereto, the following terms shall have the following meanings:

      (a) "Agreement" means this Agreement as the same may be amended from time to time and the expression "hereof", "herein", "hereto", "hereunder" and "hereby" and similar expressions refer to this Agreement;

      (b) "Confidential Information" means all confidential or proprietary information, intellectual property, trade secrets, material change and material facts relating to the business and affairs of the Corporation that have not been disseminated to the Public. "Confidential Information" shall also include the Corporations shareholder and investor lists.

2.    THE CONSULTANT COVENANTS AND AGREES AS FOLLOWS:

      To provide business development services, including, but not limited to the following:

      (a) Provide analysis and feedback with regards to the company's business plan and operations;

      (b) Make introductions to relevant corporate contacts that may benefit the company; and

      (c)   Provide other corporate consulting services as needed and able.

3.    FEE SCHEDULE

      As compensation for the Consultants services set out herein, the Corporation agrees to pay the Consultant as follows:

      (a)   A one-time fee of $50,000.

      In lieu of cash, the Consultant agrees to accept 1,000,000 shares of S-8 stock in the company as full payment for services.

      Consultant shall be responsible for any and all expenses incurred during the course of fulfilling his duties as outlined in 2, including payments to consultant's contractors.

4.    TERM OF AGREEMENT

      This agreement is for a term of three months from the date first written above.

5.    TERMINATION

      This agreement may be terminated at any time after 60 days from the date first written above by either party giving 30 days written notice of intent to terminate.

      TERMINATION FOR CAUSE

      The Corporation may terminate this agreement on 30 days written notice if the consultant is in breach of any of its covenants of agreements set out in Section 2 herein unless the breach is corrected within the 30-day notice period. The Consultant may terminate this Agreement on 30 days written notice if the Corporation is in breach of any of its covenants or agreements set out herein unless the breach is corrected within the 30-day notice period.

6.    RELATIONSHIP

      The Relationship of the Consultant to the Corporation is that of an independent contractor.

7.    CONFLICTS

      The Consultant is in the business of providing similar services to other companies and such services as provided to others whether their business is similar to that of the Corporation, will not be in breach of this Agreement or considered a conflict of interest on the part of the Consultant.

8.    NO USE OF CONFIDENTIAL INFORNMATION

      During and at all times after the termination of this Agreement, the Consultant will keep Confidential Information and will not use for the benefit of the Consultant or others (except in connection with the business and affairs of the Corporation in the course of providing services hereunder) any Confidential Information and will not disclose any Confidential Information to any person in the course of providing services under this Agreement to a person who is employed by the Corporation or with the Corporation's prior consent and in accordance with applicable law. The foregoing prohibition will not apply to any Confidential Information if:


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

      (a) The Confidential Information is available to the public or on a public domain at the time of disclosure or use.

      (b) Disclosure is required to be made by operation of law in which case the Consultant will notify the Corporation immediately upon learning of that requirement, or

      (c)   Disclosure is made with the corporation's prior written approval.

      (d) Consultant acknowledges that the Confidential Information may be deemed "insider trading" for the purpose of federal and state securities laws.

      (e) Consultant agrees not to use the Confidential Information in any manner which would violated federal or state securities laws, and will indemnify and hold Corporation harmless from any liability caused by the Consultant's use of Confidential Information or trading in Corporation's securities when on possession of Confidential Information.

9.    REGULATORY APPROVAL

      If any of the provisions set out in this Agreement requires regulatory approval, the Corporation undertakes to forthwith upon execution of this Agreement, make application for such approval. The Consultant shall not be obligated to commence providing services under this Agreement until approvals are obtained. At the option of the Corporation all other provisions of this Agreement that are tied to the date of the Agreement may be extended to the date of said approvals.

10.   NOTICE

      Any notice or communication to be or made under this Agreement must be in writing and addressed as follows:

      (a)   If to the Company:

      (b)   If to the Consultant:

               Michael Hallett

               406 - 7361 Halifax St., Vancouver, British Columbia Canada V5A4H3

      And will be deemed to be properly given or made on the earliest of the following:

      (a)   Actual delivery

      (b)   48 hours after being sent by commercial courier service


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

      (c)   The day following which any telecopier message is sent

      This section will also govern notice of change of address for purpose of notice.

11.   HEADINGS

      The inclusion of headings in this Agreement is for convenience of reference only and is not to affect construction or interpretation.

12.   INVALIDITY OF PROVISION

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction be ineffective to the extent of the prohibition or unenforceable without invalidating the remaining provisions of this Agreement and any prohibition or unenforceability in any jurisdiction will not invalidate or render enforceable that provision in any other jurisdiction. For any provision severed there will be deemed substituted a like provision to accomplish the intent of the parties or arbitrator having jurisdiction over any relevant proceeding to the extent permitted by the applicable law.

13.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties pertaining to the subject matter. There are no warranties, representation or agreements between the parties in connection with the subject matter except as are specifically set out or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertation of fact made by either party or its directors, officers, employees or agents to the other party, or its directors, officers, or agents except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there is to be no liability, wither in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the aforesaid.

14.   AMENDMENTS OR WAIVERS

      Except as expressly provided in this Agreement, no amendment or waiver of this Agreement will be binding unless executed in writing by the other party to bind. The failure of either party at any time to require performance by the other party of any provisions of this Agreement will be in no way affect the right of that party to require performance of any Waiver of any provision nor will any waiver of any breach of any

      Provision of this Agreement to be construed as a waiver of any continuing or succeeding breach of such provision unless otherwise expressly provided

15.   CURRENCY

      All amounts in this Agreement are to stated and will be paid in United States currency.


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

16.   GOVERNING LAW

      This Agreement is to be governed by and construed in accordance with the laws of California and the laws of the United States.

17.   BINDING NATURE

      The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

18.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, including facsimile signatures, which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

      IN WITNESS WHEREOF, The parties hereto have signed this Agreement as of the day and year first written above.

      Xynergy Corporation                         Consultant


      s/s Raquel Zepeda                           s/s Michael Hallett
      -----------------                           -------------------
      Raquel Zepeda                               Michael Hallett


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